Exhibit 99.1

STEALTH MICROWAVE, INC.

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Stealth Microwave, Inc. are included:

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and, therefore, have been omitted.

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Stealth Microwave, Inc.

1007 Whitehead Road Ext.

Trenton, NJ 08638

We have audited the accompanying balance sheets of Stealth Microwave, Inc. as of December 31, 2004 and 2003, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stealth Microwave, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey

May 23, 2005

(except for Note 15 which is as of June 11, 2005)

Stealth Microwave, Inc.

Balance Sheets

	December 31,
	2004	2003
ASSETS
Current Assets
Cash	$486,564	$274,686
Accounts receivable, less allowance of $0 and $0	1,075,268	570,270
Other receivables	17,160	505
Inventory	1,309,229	885,084
Supplies on hand	757	757
Deposits	3,727	3,708

Total Current Assets	2,892,705	1,735,010

Property and equipment, at cost, net of $760,714 and $666,992 accumulated depreciation	472,204	253,019

Total Assets	$3,364,909	$1,988,029

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$263,745	$136,590
Accrued payroll and taxes	21,343	42,119
Income taxes payable	187,000	100,807
Loan from shareholders - current portion	151,746	33,232
Customer deposits	—	3,960
Sales taxes payable	815	151

Total Current Liabilities	624,649	316,859

Long-term Liabilities
Loan from shareholders, net of current portion	218,900	139,668
Deferred tax liability	150,143	84,117

Total Long-term Liabilities	369,043	223,785

Total Liabilities	993,692	540,644

Commitments & Contingencies

Stockholders’ Equity
Common stock, no par value, 150,000 shares authorized, 132,934 and 132,771 issued and outstanding, respectively	132,934	132,771
Additional paid-in capital	184,561	183,526
Retained earnings	2,053,722	1,131,088

Total Stockholders’ Equity	2,371,217	1,447,385

Total Liabilities and Stockholders’ Equity	$3,364,909	$1,988,029

See notes to the financial statements.

Stealth Microwave, Inc.

Statements of Income and Retained Earnings

	Years Ended December 31,
	2004	2003
Sales, net	$6,220,833	$3,716,989

Cost of Sales
Inventory, beginning of year	885,084	525,836
Purchases	1,955,670	1,368,928
Wages	711,687	447,874
Other direct costs	22,489	72,299
Subcontractors	36,251	26,902
Freight-in	39,647	19,159
Less: ending inventory	(1,309,229)	(885,084)

Total Cost of Sales	2,341,599	1,575,914

Gross Profit	3,879,234	2,141,075

Selling and Administrative Expenses	2,151,595	1,369,125
Depreciation and Amortization	95,722	63,714

Operating Income	1,631,917	708,236

Other Income (Expenses)
Interest income	6,894	97
Interest expense	(18,869)	(192)

Income Before Provision for Income Taxes	1,619,942	708,141

Provision for Income Taxes	547,405	187,534

Net Income	1,072,537	520,607

Retained Earnings - Beginning of Year	1,131,088	619,265
Dividends paid	(143,804)	—
Retirement of treasury stock	(6,099)	(8,784)

Retained Earnings - Ending of Year	$2,053,722	$1,131,088

See notes to the financial statements.

Stealth Microwave, Inc.

Statements of Cash Flows

	Years Ended December 31,
	2004	2003
Cash Flows From Operating Activities:
Net income	$1,072,537	$520,607

Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation and amortization	95,722	63,714
Deferred taxes	66,026	67,115
Changes in Operating Assets and Liabilities
Accounts receivable	(504,998)	(275,544)
Inventory	(424,145)	(359,248)
Prepaid expenses	—	3,185
Other receivables	(16,655)	18,812
Deposits	(19)	(37)
Accounts payable and accrued expenses	127,155	60,291
Accrued payroll and taxes	(20,775)	42,119
Income taxes payable	86,193	100,807
Sales taxes payable	664	(494)
Customer deposits	(3,960)	3,960

Cash Provided by Operating Activities	477,745	245,287

Cash Flows From Investing Activities:
Purchase of equipment	(314,908)	(226,639)

Cash Flows Used in Investing Activities	(314,908)	(226,639)

Cash Flows From Financing Activities:
Proceeds from shareholder loans	220,000	172,900
Sale of treasury stock	8,099	—
Repayment of shareholder loans	(22,254)	—
Purchase of treasury stock	(13,000)	(11,000)
Distributions to shareholders	(143,804)	—

Cash Flows Provided by Financial Activities	49,041	161,900

Net Increase in Cash and Cash Equivalents	211,878	180,548

Cash and Cash Equivalents at Beginning of Year	274,686	94,138

Cash and Cash Equivalents at End of Year	$486,564	$274,686

SUPPLEMENTAL DISCLOSURES
Interest paid	$18,869	$192
Income taxes paid	$238,627	$800

See notes to the financial statements.

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of Stealth Microwave, Inc. (the “Company”) is presented to assist in understanding the Company’s financial statements. The financial statements and the notes are a representation of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States and have been consistently applied in the preparation of the financial statements.

a)	Nature of Operations

Stealth Microwave, Inc. (the “Company”) is a manufacturer of electronic amplifiers which are sold to both end users, as well as other manufacturers who use them as components in their final product. The Company sells its product globally.

b)	Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

c)	Use of Estimates

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported revenues and expenses during the period reported. Actual results could differ from those estimates Estimates are used when accounting for long-term contracts, accountants receivable, depreciation, taxes and contingencies, among others.

d)	Property and Equipment

Property and equipment are carried at cost. Maintenance and repairs are expensed as incurred. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Depreciation of property and equipment is provided on the straight-line method over the respective useful lives of the assets. See Note 8.

e)	Allowance for Doubtful Accounts

The Company considers all accounts receivable to be fully collectible, and accordingly, no allowance for doubtful accounts is required.

f)	Inventory

Inventory is valued at lower of cost or market. Cost is determined using the first-in, first-out method (“FIFO”).

g)	Income Taxes

Federal and state income taxes have been accrued based upon statutory rates. When applicable, deferred tax assets or liabilities have also been made.

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

h)	Revenue Recognition

Revenues from products are recognized in accordance with Staff Accounting Bulletin No. 104, “Revenue Recognition in Financial Statements’ (“SAB 104”) when the following criteria are met: persuasive evidence of an arrangement exists, delivery of product has occurred, the price to the buyer is fixed or determinable, and collectibility is probable.

At this time, the Company does not offer a right to return any product other than for warranty obligations. The Company offers a one-year warranty policy. The Company has not set up a warranty reserve, due to warranty expense being insignificant.

i)	Shipping and Handling Costs

Shipping and handling costs are charged to operations when incurred and are included in cost of goods sold.

j)	Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense was $39,866 and $36,799 for the years ending December 31, 2004 and 2003, respectively.

NOTE 2 INVENTORY

Inventory consists of the following:

	December 31,
	2004	2003
Raw materials	$967,452	$855,633
Work in process	341,777	29,451

Total	$1,309,229	$885,084

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 3 LONG-TERM DEBT

Long term debt at December 31, 2004 and 2003 consisted of the following:

	2004	2003
Loans from the three principle shareholders to the corporation made in December 2003. Payments commence on March 1, 2004 at $3,981.76 per month, inclusive of interest, with final payment due February 2008. Interest accrues at 5% annually.	$150,646	$172,900

Loans from two principle shareholders to the corporation made in December 2004. Payments commence on January 1, 2005 at $11,867.06 per month, inclusive of interest, with final payment due December, 2006. Interest accrues at 5% annually.	220,000	—

	370,646	172,900
Less current portion	151,746	33,232

Long term debt	$218,900	$139,668

Maturities of long-term debt are as follows:

Year Ending December 31,	Amount
2005	$151,746
2006	153,882
2007	57,105
2008	7,913

$370,646

NOTE 4 BANK LINE OF CREDIT

The Company had a $300,000 and $250,000 line of credit for the years ended December 31, 2004 and 2003, respectively, under which the bank has agreed to make loans at the prime interest rate plus 1%. At December 31, 2004 and 2003 the Company had $300,000 and $250,000, respectively, of unused line of credit to be drawn upon as needed.

NOTE 5 CONCENTRATION OF BUSINESS AND CREDIT RISK

The Company maintains its cash accounts in various financial institutions; however, its average daily balances exceed federally insured limits. As of December 31, 2004 and 2003 the Company’s uninsured balances totaled $286,564 and $178,556, respectively.

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 5 CONCENTRATION OF BUSINESS AND CREDIT RISK (Continued)

Major Customers

Three customers accounted for approximately 64% and 65% of the Company’s sales for the years ended December 31, 2004 and 2003, respectively. These three customers accounted for approximately 38% and 86% of the Company’s outstanding accounts receivable at December 31, 2004 and 2003, respectively.

Major Suppliers

Five suppliers accounted for approximately 35% and 36% of the Company’s inventory purchases for the years ended December 31, 2004 and 2003, respectively. These five suppliers accounted for approximately 26% and 74% of the Company’s outstanding payables at December 31, 2004 and 2003, respectively.

Concentration of Geographic Locations

During the years ended December 31, 2004 and 2003 a majority of the Company’s sales were to the following foreign countries.

	2004	2003
U.K.	52%	39%
China	14%	26%
Germany	6%	6%

NOTE 6 INCOME TAXES

The income tax provision is comprised of the following:

	December 31,
	2004	2003
Current
Federal	$279,522	$69,577
State	201,857	50,842

Deferred
Federal	51,026	52,115
State	15,000	15,000

	$547,405	$187,534

Deferred taxes are recognized for temporary differences between the assets and liabilities for financial statement and income tax purposes. The differences relate primarily to depreciable assets (using accelerated depreciation methods for income tax purposes).

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 7 PROPERTY AND EQUIPMENT, NET

Major classes of property and equipment at December 31, 2004 and 2003 are as follows:

		December 31,
	Useful Life	2004	2003
Computers and equipment	5-7 years	$1,144,937	$871,776
Furniture and fixtures	7 years	30,964	19,878
Leasehold improvements	15 years	1,300	1,300
Trucks	5 years	55,717	25,057

Property and equipment at cost		1,232,918	918,011
Less: accumulated depreciation		(760,714)	(664,992)

		$472,204	$253,019

For federal income tax purposes, depreciation is computed using the accelerated cost recovery system and the modified accelerated cost recovery system.

NOTE 8 OTHER RECEIVABLES

The Company has a policy, whereby employees can enter into short to mid-term loan agreements with the Company. The interest rate is determined at fair-market using the applicable Federal Rates, and repayments are made via payroll deductions. The amount of a loan to an employee is subject to a maximum amount, which is determined by the officers of the Company. At December 31, 2004 and 2003, the balances outstanding were $17,160 and $505, respectively.

NOTE 9 TRANSACTIONS WITH RELATED PARTY

The Company entered into a loan agreement with the three principle shareholders in December 2003. The Company borrowed $172,900 from the shareholders, and began repaying the loan in April 2004 at an annual rate of 5% over a four year period. In December 2004, additional amounts of $220,000 were borrowed from two of the shareholders. Both loans were combined, and the Company began repaying the consolidated notes in January 2005 at an annual rate of 5% over a two year period. See Note 4.

During the years ended December 31, 2004 and 2003 the Company paid $85,488 and $216,527, respectively for consulting fees to two entities owned by two of the primary shareholders of the Company.

In addition, during the years ended December 31, 2004 and 2003, the Company paid $550,000 and $0, respectively for consulting fees to two entities owned by the spouses of the primary shareholders.

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 10 EMPLOYEE STOCK PURCHASE PLAN

The Company offers an employee stock purchase plan, to full-time employees, who are in good standing with the Company (management and BOD approve) on their 1st anniversary date of hire. The employees are eligible to purchase up to 20% of their annual salary. The purchase price is 70% of the “stated value” determined by the BOD at their January meeting and determined by the assets of the Company, its backlog, profitability, and that next years forecast of business potential. Upon activation of the allowed share purchase the employee has 2 full years to pay for the shares and the shares will then be issued. If the shares are purchased over multiple years the price is fixed for 1 calendar year and will change in the subsequent year after the BOD meeting in January. An “average price” will be calculated. The employees must hold the stock for a minimum of 3 years. The stock can only be sold to the Company or a current shareholder that has been approved to acquire the shares by the BOD. If the employee separates from the Company, the employee must sell the shares back to the Company at the current stated value, if the shares have been held for the minimum period of 3 years, if not, the employee will received their original investment back plus dividends for that current year payable after the annual meeting.

NOTE 11 TREASURY STOCK

During 2004 and 2003, the Company has repurchased stock on a monthly basis from one of the primary shareholders. The purchase-price has been set by the Board of Directors and is available to all shareholders. $13,000 (844 shares) and $11,000 (1,108 shares) were repurchased during 2004 and 2003, respectively. The Treasury Stock was then retired at year-end.

NOTE 12 RETIREMENT PLAN

The Company maintains a SIMPLE retirement plan under the guidelines provided by the Internal Revenue Service. Under those guidelines, employees may elect to contribute an amount of their eligible compensation to the plan, subject to the annual limits provided by the Internal Revenue Code, and the Company will make a matching contribution of 50% of the first 6% of employee’s salary. For the years ended December 31, 2004 and 2003, these matching contributions were $13,197 and $11,527 respectively.

NOTE 13 LEASE COMMITMENTS

The Company had entered into various lease agreements to rent vehicles, which expired during 2003. During November 2003, the Company entered into a replacement lease for $415 per month, expiring October 2006. Vehicle lease expense related to these leases were $5,079 and $9,858 in 2004 and 2003, respectively.

In addition the Company leases its facility under an operating lease agreement. Rent expense related to this lease was $76,433 and $66,660 for the years ended December 31, 2004 and 2003, respectively.

Stealth Microwave, Inc.

Notes to the Financial Statements

NOTE 13 LEASE COMMITMENTS (Continued)

The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2004.

Year Ending December 31,
2005	$87,300
2006	24,730

Total Minimum Payments Required	$112,030

NOTE 14 SUBSEQUENT EVENT

On June 10, 2005 the Company was acquired by Micronetics, Inc., a publicly held company located in New Hampshire.